UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 20, 2008 (August 23, 2007)

China Industrial Waste Management, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

China Industrial Waste Management, Inc.
c/o Dalian Dong Tai Industrial Waste Treatment Co., Ltd
No. 1 Huaihe West Road
E-T-D-Zone, Dalian, China 116600
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 011-86-411-8581-1229

N/A
(Former Name and Address if changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: The original report on Form 8-K, which was filed on August 24, 2007, was inadvertently filed using EDGAR Item Tag 1.01 rather than Item Tag 4.02. The purpose of this amended filing is to correct the Item Tag to which the Form 8-K relates.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Disclosure in response to this Item is incorporated by reference to the Company’s Current Report on Form 8-K filed on August 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Dong Jinqing
 ------------------------------
Name:  Dong Jinqing
Title:    Chief Executive Officer

Date: March 20, 2008